UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 6, 2007


                           EXLSERVICE HOLDINGS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            DELAWARE                     001-33089                82-0572194
 ----------------------------    ------------------------     ----------------
 (State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)


                                350 PARK AVENUE
                            NEW YORK, NEW YORK 10022
                    ----------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 277-7100

                                 NOT APPLICABLE
             ------------------------------------------------------
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

          On December 6, 2007, the Board of Directors (the "Board") of ExlService Holdings, Inc. (the "Company") appointed Clyde W. Ostler as a member of the Board, effective immediately. The Board determined that Mr. Ostler satisfies the requirements pertaining to director independence under the provisions of the Sarbanes-Oxley Act of 2002 and the Marketplace Rules of the Nasdaq Global Select Market.

          Mr. Ostler was also appointed to serve on the Company's Compensation Committee in replacement of David B. Kelso and on the Company's Audit Committee in replacement of Garen Staglin. The Board determined that Mr. Ostler satisfies the requirements pertaining to director independence under the provisions of the Sarbanes Oxley Act of 2002 and the Marketplace Rules of the Nasdaq Global Select Market applicable to Audit Committee members. In addition, the Board determined that he satisfies the Nasdaq requirements of not having participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the prior three years, and being able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement and that he also satisfies the Nasdaq experience requirements. Further, the Board determined that Mr. Ostler also qualifies as an audit committee financial expert (as defined in Item 401(h) of Regulation S-K).

          In connection with his election, on December 6, 2007, we granted Mr. Ostler an option to buy 30,000 shares of our common stock with an exercise price of $23.865 per share under our 2006 Omnibus Award Plan. The option will become vested and exercisable ratably over four years, on each of the first, second, third and fourth anniversaries of the date of grant. The option will expire 10 years after the date of grant. If Mr. Ostler's service with us terminates for any reason, he will have up to the earlier of (i) 90 days following his termination of service and (ii) the expiration of the option to exercise the portion of the option, if any, that was already vested and exercisable on the date of his termination of service.

          On December 10, 2007, the Company issued a press release with regard to the appointment of Mr. Ostler to the Board. A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

          (d) EXHIBITS

         99.1     Press Release, dated December 10, 2007





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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                EXLSERVICE HOLDINGS, INC.
                                    (Registrant)



Date:  December 12, 2007        By:  /S/ AMIT SHASHANK
                                    --------------------------------------------
                                    Name:   Amit Shashank
                                    Title:  Vice President, General Counsel and
                                            Corporate Secretary

                                 EXHIBIT INDEX



         EXHIBIT           DESCRIPTION
         -------           -----------

         99.1              Press Release dated December 10, 2007.